THE ADVISORS’ INNER CIRCLE FUND

Loomis Sayles Full Discretion Institutional Securitized Fund

(the “Fund”)

Supplement dated October 19, 2026 to the Fund’s Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2026

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

Effective immediately, Alessandro Pagani, CFA will no longer serve as a Portfolio Manager of the Fund. Accordingly, all references and corresponding disclosures related to Mr. Pagani in the Prospectus and SAI are hereby removed.

The Fund continues to be managed by Stephen L’Heureux, CFA, Stephen LaPlante, CFA, and Jennifer Thomas. No other changes have been made to the Fund’s portfolio management team.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE